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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549



                                     FORM 8-K

                                  CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JANUARY 24, 2002


                            METROCORP BANCSHARES, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             TEXAS                        0-25141                76-0579161
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)



     9600 BELLAIRE BLVD., SUITE 252
            HOUSTON, TEXAS                                         77036
(Address of principal executive offices)                         (Zip Code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 776-3876




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ITEM 5. OTHER EVENTS.


     On January 24, 2002, MetroCorp Bancshares, Inc. (the "Company") publicly disseminated a press release announcing its earnings for the fourth quarter and year ended December 31, 2001. The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company's press release dated January 24, 2002.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


     Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

     99.1   -  Press Release dated January 24, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         METROCORP BANCSHARES, INC.



Dated: January 24, 2002                  By   /s/ Allen D. Brown
                                           --------------------------
                                              Allen D. Brown
                                              President



                                  EXHIBIT INDEX

     Exhibit
     Number        Description
     ------        -----------
      99.1     Press Release dated January 24, 2002.